                                                                   EXHIBIT 10.32


                          START UP LETTER OF AGREEMENT

                               START-UP AGREEMENT
                   FOR CLINICAL RESEARCH AND RELATED SERVICES


This Start-up Agreement ("Agreement") is effective as of September 11, 2006 ("Effective Date") and is by and between ImaRx Therapeutics, Inc., 1635 E. 18th Street, Tucson, AZ 85719-6803 ("ImaRx") and INC RESEARCH(R), Inc., together with its subsidiaries and legal affiliates, 4700 Falls of Neuse Road, Suite 400, Raleigh, NC 27609 ("INC")

WHEREAS, the parties hereby enter to this Agreement for Clinical Research and Related Services, including its related exhibit ("Exhibit") detailing the full scope of work, the study budget and payment schedule, and each parties responsibilities regarding the execution of the ImaRx study entitled "A phase I-II, Randomized, Placebo-Controlled, Dose Escalation Study to Evaluate the Safety, Tolerability, and Activity of Ascending Single Doses of MRX-815 with Continuous Ultrasound Administration in Subjects with Acute Ischemic Stroke Receiving Treatment with Intravenous Tissue Plasminogen Activator" ("Study").


NOW, THEREFORE, in consideration of the mutual promises and undertakings herein set forth, the parties hereto agree as follows:

1. SERVICES

INC will perform only those services designated in the Budget and Detailed Unit Pricing Grid presented in and attached hereto as ATTACHMENT A.

2. FEES

Upon signature of this Agreement, ImaRx shall pay INC $200,000 US dollars as an advance payment ("Advance"), This amount includes Service fees, Pass-Through Expenses (defined as all actual, necessary and reasonable travel-related expenses, courier shipments, translations, printing, Investigator meeting expenses including third-party meeting planners, and other non-labor related expenses incurred by INC in performing the Services), and Investigator Grants. This Advance will be applied against the total amount due to INC under the Agreement executed by the parties as follows:

o        Direct Costs - $ 150,000

o        Indirect Costs - $25,000

o        Investigator Grants - $25,000

These amounts will be credited against the Advance based on the actual work performed by INC and calculated based on the detailed unit pricing grid contained in Attachment A, and actual Pass-Through Expenses and Investigator Grant expenses incurred. ImaRx will be invoiced for any amounts which exceed those specified in each costing category of the Advance. In no event will INC perform Services and/or invoice ImaRx in excess of the total amount in Attachment A without ImaRx's express authorization.

INC agrees to provide ImaRx Therapeutics with copies of actual receipts for all Pass-Through Expenses in excess of $100 USD incurred in performing the Services.

All Service fees and Pass-through Expenses shall be paid by ImaRx net thirty
(30) days from receipt of INC's invoice (except for the Advance, which is payable immediately upon execution), and shall be subject to VAT where applicable.

If any portion of an invoice is disputed, then ImaRx shall timely pay the undisputed amounts, and the parties shall use good faith efforts to reconcile the disputed amount as soon as practicable ImaRx shall pay INC interest in an amount equal to one and one-half percent (1 1/2%) (or such maximum lesser amount allowed by applicable law) per month with regard to all undisputed amounts past due and payable.

                          START UP LETTER OF AGREEMENT


ImaRx shall remit all payments to:

US Check Remittance Address:            Wire Remittance:
----------------------------            ----------------
                                        (within US use ABA; for International use SWIFT):


For Payments (Via Mail):                Silicon Valley Bank
INC RESEARCH(R), Inc.                   Tasman Drive
Dept. CH 10711                          Santa Clara, CA 95054
Palatine, IL 60055                      ABA (routing) number: 121140399
                                        Beneficiary name: INC RESEARCH, Inc.
For Payments (Via Overnight             Beneficiary account #: 3300248471
Courier):                               Federal Tax ID No.: 33-0723120
INC RESEARCH(R), Inc.
Chicago Lockbox
5505 North Cumberland Avenue
Chicago, IL 60656
Attn: Box# 10711
Federal Tax ID No.: 33-0723120


The parties shall submit all invoices and communications to the addresses listed below:

         Erica Forsyth, Clinical Operations Manager
         ImaRx Therapeutics, Inc.
         Attention: Accounts Payable
         1635 18th Street
         Tucson, AZ 85719-68

         Patricia A. Bland
         Vice President, Proposals and Contracts Department
         4700 Falls of Neuse Road
         Suite 400
         Raleigh, North Carolina 27609-6200
         Tel: (919)341-3223
         Fax: (703) 234-0535

Prior to or upon execution of this Agreement, ImaRx shall provide INC with a copy of ImaRx's effective Certificate of Insurance or such other documented evidence offering that it has adequate coverage consistent with industry standards. If requested by ImaRx to contract with any entities, ImaRx hereby authorizes INC to provide its contractors with a copy of ImaRx's Certificate of Insurance.

3. CONFIDENTIALITY

Each party agrees (i) to maintain in confidence and not to disclose the disclosing party's proprietary and/or confidential information ("Confidential Information") and (ii) not to use the disclosing party's Confidential Information for any purpose except the purpose for which the Confidential Information is disclosed, The recipient may disclose the discloser's Confidential Information only to the recipient's affiliates and its and their respective employees and independent contractors, and/or ImaRx's designees who have a need to know such Confidential Information. Confidential Information will not include information that (i) is or becomes part of the public domain through no fault of the recipient; (ii) was in the recipient's rightful possession prior to disclosure by discloser; (iii) is rightfully disclosed to the recipient by a third party with the right to disclose the information; or (iv) is independently developed by the recipient without use of the discloser's Confidential Information. Nothing in this section will be construed to prohibit disclosure of the other party's Confidential Information to the extent such disclosure is required by law or valid order of a court or other governmental authority ("Required Disclosure"); provided that, the party responding to the Required Disclosure will promptly notify the other party of such Required Disclosure.

                          START UP LETTER OF AGREEMENT

4. MUTUAL INDEMNIFICATION

ImaRx will defend, indemnify and hold harmless INC and its affiliates and their respective directors, officers, employees, independent contractors and agents ("INC Indemnitees") from and against all damages, liabilities, judgments, settlements, penalties, losses and costs and expenses (including without limitation, reasonable fees and disbursements of counsel and costs and expenses associated with document production and testimony) as incurred by INC Indemnitees, even in advance of judgment, arising out of or in connection with any (including without limitation, government agencies) claims, suits, actions, proceedings, investigations and demands ("Third Party Claims") arising out of or in connection with this Agreement, including without limitation, the protocol, ImaRx's product and ImaRx's negligence and willful misconduct. ImaRx will have no obligation to indemnify INC's Indemnitees to the extent that any Third Party Claims are based on INC's negligence of willful misconduct, and INC shall defend, indemnify and hold harmless ImaRx, to the extent that any Third Party Claims are based on INC's negligence or willful misconduct. Notwithstanding the above, for the sake of clarity and for the purposes of this Agreement, INC shall not be responsible for the actions or inaction of and shall not be required to indemnify any subcontractors or independent contractors required by ImaRx to be obtained in accordance with a Study, including but not limited to Institution(s), Investigator(s) and Study-related vendor(s). INC shall not be responsible for the authenticity of the Study drug. The party seeking indemnification shall promptly notify the indemnifying party of any such claim and shall cooperate with the indemnifying party in the defense of such claim. The indemnified party shall not settle any such claim without the other's prior written approval, which approval shall not be unreasonably withheld or delayed. Upon reasonable request by ImaRx-approved vendors or hospitals/facilities/institutions utilized in connection with this Agreement, ImaRx shall execute and provide a separate letter of indemnification with such vendors or hospitals/facilities/institutions mutually acceptable to all parties. If requested by ImaRx and at ImaRx's expense, INC will assist administratively with the tasks related to this Section 4 herein.

5. PERFORMANCE AND DISCLAIMERS

ImaRx and INC each warrant that they shall comply with all applicable laws, rules and regulations in the performance of this Agreement. ImaRx shall provide INC with all information and materials necessary for INC's performance of Services.

INC shall perform the Services in a professional and workmanlike manner commensurate with generally accepted standards within the applicable industry. It is understood and agreed that the Services may include advice and recommendations, but all decisions in connection with the implementation of such advice and recommendations shall be the sole responsibility of, and made solely by, ImaRx. There can be no assurance by INC that the Services described herein will result in favorable regulatory action by any regulatory agency, and final regulatory responsibility remains with ImaRx.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, INC MAKES NO OTHER WARRANTIES, REPRESENTATIONS, OR COVENANTS OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF TITLE,
NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6. LIMITATION OF LIABILITY

INC'S AGGREGATE LIABILITY, REGARDLESS OF THE THEORY OF LIABILITY, FOR ALL CLAIMS, BREACH OR DEFAULT UNDER THIS AGREEMENT, SHALL BE LIMITED TO PROVEN, DIRECT DAMAGES AWARDED TO COMPANY, NOT TO EXCEED THE FEES RECEIVED BY INC FROM COMPANY IN CONNECTION WITH THE PARTICULAR SERVICE(S) PERFORMED HEREUNDER GIVING RISE TO THE CLAIM, EXCLUSIVE OF PASS THROUGH EXPENSES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7. TERM AND TERMINATION

Upon signature by both parties, this Agreement shall commence as of the Effective Date and shall continue until December 1, 2006, or terminated as provided herein. This Agreement may be superceded by a subsequent agreement governing the remaining scope of work.

Either party may terminate this Agreement upon thirty (30) days written notice to the other party; provided, however, that all terms and conditions expressly surviving said Agreement shall remain in full force and effect, including payment terms.

                          START UP LETTER OF AGREEMENT

Upon termination of this Agreement or the Services, ImaRx shall pay INC for all Services performed and Pass-through Expenses either incurred or uncancelable through the effective date of termination, including the closeout or winding down period. In the event of early termination, INC shall either apply excess payment as a credit against other amounts due and payable or promptly refund such excess if there are no outstanding payments owed INC. Any payment due and payable under this Section 7 shall be made within thirty (30) days after termination and in accordance with Section 2 herein.

8. RIGHT TO AUDIT

At ImaRx's expense, INC will permit ImaRx-designated representatives (unless such representatives are competitors of INC) to examine, at a reasonable time and during normal business hours, raw Study data and other relevant information, which ImaRx may reasonably require in order to confirm that the Study is being conducted in conformance with the Protocol and in compliance with applicable laws and regulations. Such audit shall be limited to one audit per twelve-month period at no-cost to ImaRx, unless such audit finds that INC has breached this Agreement or applicable law or regulation, audits in excess of this shall be at ImaRx's expense. ImaRx will provide INC with a minimum of thirty (30) business days advance notice of its intention to conduct such audit in order for INC to facilitate the availability of appropriate staff. INC will notify ImaRx immediately if any regulatory authority requests an inspection or commences an unscheduled inspection. In the event of a regulatory audit, ImaRx agrees to pay upon invoice supporting the audit for INC's reasonable costs incurred.

Notwithstanding the above, INC reserves the right to conduct its own internal and external audits and generate reports as a result of such audits. Any such reports or documentation shall be deemed INC's work product that is confidential and proprietary information.

9. MISCELLANEOUS

a. Force Majeure

The performance of this Agreement by either party, in part or in full, is subject to events or occurrences beyond its control such as, but not limited to, the following: acts of God, war, threat of war, government retaliation against foreign enemies, government regulation or advisory, disasters, fire, earthquakes, accidents or other casualty, strikes or threats of strikes (exception: neither party may terminate or suspend this Agreement for strikes, labor disputes, or work stoppages involving its respective employees or agents), civil disorder, terrorist acts and/or threats of terrorism, acts of foreign enemies, or curtailment of transportation services making it illegal, impossible, or commercially impracticable to perform its obligations under this Agreement.

Either party may terminate, suspend, or partially perform its obligations under this Agreement, without liability or further obligation, by written notice to the other party if such obligations are delayed, prevented, or frustrated by any of the above events, or similar events or occurrences, to the extent such events or occurrences are beyond the reasonable control of the party whose reasonable performance is prevented, made impracticable, or partially curtailed; provided, however, that ImaRx must perform its obligations to pay for all INC's uncancelable expenses incurred as a result the above events or similar intervening causes. ImaRx also agrees to pay all reasonable expenses incurred in connection with ImaRx-directed meetings whereby any of the above actions or threats of actions prevent the attendees from attending or delay the departure of attendees from a designated meeting facility.

b. Data Protection

Each party represents and warrants that procedures compatible with the relevant directives, data protection laws and regulations will be employed so that processing and transfer of relative personal data and identifiers, relating to all data subjects or protected information will not be impeded.

c. Choice of Law

The laws of the state of Delaware shall govern this Agreement. INC is an independent contractor and nothing in this Agreement shall be construed to create a partnership, or joint venture relationship between the parties. This Agreement, which may only be amended in a writing signed by both parties, is the complete agreement between the parties with respect to the Services described herein and supersedes all prior agreements, understandings or representations, whether written or oral. The provisions of this Agreement that would by their nature survive the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement. Neither party shall have the right to assign this Agreement or any of the rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

                          START UP LETTER OF AGREEMENT

AGREED TO AND ACCEPTED:


IMARX THERAPEUTICS, INC.                     INC RESEARCH(R), INC.

By: /s/ BRADFORD A. ZAKES                    By: /s/  KAREN M. WALL
    -------------------------------              -------------------------------
Name: Bradford A. Zakes                      Name: Karen M. Wall
      -----------------------------                -----------------------------
Title: COO                                   Title: General Counsel
       ----------------------------                 ----------------------------
Date: 9/11/06                                Date: 9/11/06
      -----------------------------                -----------------------------

                          START UP LETTER OF AGREEMENT


                                  ATTACHMENT A
                    START-UP BUDGET AND DETAILED UNIT PRICING GRID


This Attachment A ("Attachment A") is attached and part of the Start-Up Agreement ("Agreement") effective as of the date of signature of this Agreement by and between ImaRx Therapeutics, Inc. ("ImaRx") and INC Research, Inc. ("INC"), related to the study entitled "A phase I-II, Randomized, Placebo-Controlled, Dose Escalation Study to Evaluate the Safety, Tolerability, and Activity of Ascending Single Doses of MRX-815 with Continuous Ultrasound Administration in Subjects with Acute Ischemic Stroke Receiving Treatment with Intravenous Tissue Plasminogen Activator."

The following start-up budget includes only those start-up services that may be performed under this Agreement:

                                                                        UNIT          NUMBER OF    PER UNIT          TOTAL
INC RESEARCH ESTIMATED PROJECT COSTS                                DESCRIPTION         UNITS        COST            COST
-----------------------------------------------------------------------------------------------------------------------------------
PROJECT STARTUP/INITIATION
-----------------------------------------------------------------------------------------------------------------------------------
      Protocol Review                                               review                  1   $  5,520.00    $          5,520
      Informed Consent Development                                  ICF                     1   $  6,440.00    $          6,440
      Electronic CRF Design / Development                           e-CRF page             50   $    196.76    $          9,838
      Site Identification / Selection                               site                   25   $  1,245.50    $         31,138
      Site Contract / Grant Negotiation                             site                   25   $  1,151.00    $         28,775
      Critical Document Collection / Maintenance / QA               site                   25   $  1,369.75    $         34,244
      Monitoring Plan/CRA Manual                                    manual                  1   $  7,280.00    $          7,280
      Site Binders / Study Procedures Manual                        site                   25   $    176.00    $          4,400
                                                       SUB-TOTAL:                                              $        127,634
-----------------------------------------------------------------------------------------------------------------------------------
REGULATORY
-----------------------------------------------------------------------------------------------------------------------------------
     Prepare IMPD                                                   IMPD                    1   $ 22,425.00    $         22,425
     Prepare Master CTA                                             CTA                     1   $  2,400.00    $          2,400
     CTA Preparation for Spain, France, and Germany                 European country        3   $  2,760.00    $          8,280
     CTA Submission to CA/ Follow-up                                European country        3   $  4,275.00    $         12,825
     Central IEC Preparation / Submission / Follow-up               central IEC             3   $  4,735.00    $         14,205
     Local IEC Preparation / Submission / Follow-up
       (Germany and Spain)                                          site                    5   $    920.00    $          4,600
     Review / QC of Study Document Translations                     European country        3   $  1,495.00    $          4,485
     Trial Insurance (Assist)                                       European country        3   $    920.00    $          2,760
     Local Warehouse (Manage Vendor)                                European country        3   $  2,300.00    $          6,900
                                                       SUB-TOTAL:                                              $         78,880
-----------------------------------------------------------------------------------------------------------------------------------
INVESTIGATOR MEETING
-----------------------------------------------------------------------------------------------------------------------------------
     Investigator Meeting Set-up / Coordination                     meeting                 2   $  9,350.00    $         18,700
     Investigator Meeting Preparation / Attendance                  meeting                 2   $ 26,868.00    $         53,736
                                                                                                               $         72,436
-----------------------------------------------------------------------------------------------------------------------------------
CLINICAL MONITORING & SITE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------------
     Project Team Training / Familiarization                        meeting                 1   $ 13,584.00    $         13,584
     Site Qualification Visits                                      visit                  25   $  1,668.80    $         41,720
     Site Initiation Visits                                         visit                   5   $  2,384.00    $         11,920
     Clinical Monitoring Oversight (Lead C R A)                     month                2.50   $  5,358.26    $         13,396
     Project Kick-Off Meeting                                       meeting                 1   $  4,160.00    $          4,160
     Teleconferences with ImaRx                                     teleconference         10   $    234.63    $          2,346
     Internal Team Meetings                                         meeting                10   $    820.89    $          8,209
                                                       SUB-TOTAL:                                              $         95,335
-----------------------------------------------------------------------------------------------------------------------------------
MEDICAL MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------------
     Project Team Training / Familiarization                        meeting                 1   $    4,080     $          4,080
     Project Kick-Off Meeting                                       meeting                 1   $ 4,400.00     $          4,400
     Teleconferences with ImaRx                                     teleconference          3   $   275.00     $            825
     Internal Team Meetings                                         meeting                 3   $   275.00     $            825
                                                       SUB-TOTAL:                                              $         10,130
-----------------------------------------------------------------------------------------------------------------------------------
PHARMACOVIGILANCE
-----------------------------------------------------------------------------------------------------------------------------------
     Project Team Training / Familiarization                        meeting                 1   $ 2,200.00     $          2,200
     Create SAE Management Plan                                     plan                    1   $ 2,400.00     $          2,400
     SAE Hotline Coverage                                           month                   1   $   600.00     $            600
     SAE DATABASE SET-UP                                            database                1   $ 2,784.00     $          2,784
     Project Kick-Off Meeting                                       meeting                 1   $ 1,200.00     $          1,200
     Teleconferences with ImaRx                                     teleconference          3   $   150.00     $            450
     Internal Team Meetings                                         meeting                 3   $      150     $            450
                                                       SUB-TOTAL:                                              $         10,084

                          START UP LETTER OF AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
CLINICAL DATA MANAGEMENT (ORACLE CLINICAL REMOTE DATA CAPTURE)
-----------------------------------------------------------------------------------------------------------------------------------
      Project Team Training/Familiarization                          meeting                  1  $  2,696.00    $        2,696
      Data Management Plan                                           plan                     1  $  7,010.00    $        7,010
      Database Development/Setup/Programming                         database                 1  $ 65,078.00    $       65,078
      EDC Training                                                   site                     5  $    465.00    $        2,325
      Prepare/Distribute EDC Packets                                 packet                  25  $     97.84    $        2,446
      Data Management Oversight                                      month                   25  $    925.40    $        2,314
      Project Kick-Off Meeting                                       meeting                  1  $  2,480.00    $        2,480
      Teleconferences with ImaRx                                     teleconference          10  $    155.00    $        1,550
      Internal Team Meetings                                         meeting                 10  $    223.92    $        2,239
                                                       SUB-TOTAL                                                $       88,138
-----------------------------------------------------------------------------------------------------------------------------------
BIOSTATISTICS
-----------------------------------------------------------------------------------------------------------------------------------
      Project Team Training/Familiarization                          meeting                  1  $  1 280.00    $        1,280
      Randomization Schedule                                         schedule                 1  $  1,280.00    $        1,280
      Statistical Analysis Plan                                      plan                     1  $ 10,280.00    $       10,280
      Project Kick-Off Meeting                                       meeting                  1  $  1,280.00    $        1,280
      Teleconferences with ImaRx                                     meeting                  3  $    160.00    $          480
      Internal Team Meetings                                         meeting                  3  $    160.00    $          480
                                                       SUB-TOTAL:                                               $       15,080
-----------------------------------------------------------------------------------------------------------------------------------
MEDICAL WRITING
-----------------------------------------------------------------------------------------------------------------------------------
      Project Team Training/Familiarization                          meeting                  1  $  1,480.00    $        1,480
      Project Kick-Off Meeting                                       meeting                  1  $  1,480.00    $        1,480
      Teleconferences with ImaRx                                     teleconference          10  $    185.00    $        1,850
      Internal Team Meetings                                         meeting                 10  $    185.00    $        1,850
                                                       SUB-TOTAL:                                               $        6,660
                                                                                       ---------------------
                                                       SUB-TOTAL:                                               $           --
-----------------------------------------------------------------------------------------------------------------------------------
PROJECT MANAGEMENT AND ADMINISTRATIVE SUPPORT
-----------------------------------------------------------------------------------------------------------------------------------
      Project Management and Support                                 month                 2.50  $ 14,102.67    $       35,257
      Patient Recruitment/Education Strategy                         strategy                 1  $  9,394.00    $        9,394
      Vendor (3rd-party) Management                                  month                 2.50  $  1,853.33    $        4,633
      Project Kick-Off Meeting                                       meeting                  1  $  4,000.00    $        4,000
      Teleconferences with ImaRx                                     teleconference          10  $    250.00    $        2,500
      Internal Team Meeting                                          meeting                 10  $    250.00    $        2,500
                                                       SUB-TOTAL:                                               $       58,284
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INC RESEARCH DIRECT COSTS                                                                                 $      562,661
-----------------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
      Investigator Notebook Expenses                                 notebooks               35  $    100.00    $        3,500
      Investigator Meeting Binder Expenses                           attendee                62  $     50.00    $        3,100
      Monitoring Travel Expenses (US)                                visit                    7  $    800.00    $        5,600
      Monitoring Travel Expenses (Europe)                            visit                    8  $    600.00    $        4,800
      Telecommunication Expenses                                     month                 2.50  $  2,562.56    $        6,406
      Miscellaneous Shipping Expenses                                site/month              50  $     30.00    $        1,500
      Portal Charges for EDC Training                                attendee                 5  $    100.00    $          500
      Investigator Meeting Expenses                                  attendee                75  $  2,250.00    $      168,750
      Patient/Site Educational Materials                             sites                   20  $    692.50    $       13,850
      Central and Local IEC Fees                                     European country         3  $  8,323.58    $       24,971
      European Regulatory Application Fees
        (Spain and Germany)                                          European country         2  $  3,073.32    $        6,147
      Investigator Grant                                             patient                 54  $  8,800.00    $      475,200
      Study Document Translation Fees                                document page          164  $     50.00    $        8,200
      Central Laboratory Services                                                                               $       30,612
      Interactive Voice Response System (IVRS) -
        for patient randomization and drug                                                                      $      127,335
        supply management
      Bioimaging Services                                                                                       $      134,272
      Study Drug Storage/Distribution Services                                                                  $       57,675
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED PASS-THROUGH EXPENSES                                                                           $    1,072,418
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED PROJECT COSTS                                                                                   $    1,635,079
-----------------------------------------------------------------------------------------------------------------------------------